Exhibit 10.9

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
JIVE SOFTWARE RESELLER AGREEMENT
     This SOFTWARE RESELLER AGREEMENT (“Agreement”) is made and entered into on January 1, 2005 (the “Effective Date”) by and between CoolServlets, Inc., a Delaware corporation d/b/a Jive Software (“Jive Software”), and LiveWorld, Inc., a Delaware corporation, with principal offices at 170 Knowles Drive, Los Gatos, California 95032 (“Reseller”).
AGREEMENT
     In consideration of the terms and conditions contained herein, the parties agree as follows:
1. Definitions. The following capitalized terms, as used herein, have the following meanings.
     1.1 “Documentation” means all any collateral materials generally provided by Jive Software to End Users for use of the Software, and all subsequent versions, modifications, corrections and enhancements thereof provided to Reseller pursuant to this Agreement.
     1.2 “End User” or “Customer” means a person or entity that acquires a Product for its own internal use and not for resale or distribution; or acquired by Reseller to be hosted on Reseller servers for use designated for a specific Reseller client or other third party (“Hosted License”).
     1.3 “EULA” means the computer-readable End User License Agreement that governs the use of the Software by End Users, the acceptance of which is required in order to use the Software in production.
     1.4 “License File” means a unique code associated with each copy of the Software which code will allow an End User to use the Software.
     1.5 “Jive Software Marks” means the trademarks, trade names, service marks, and logos used by Jive Software and identified in Exhibit B hereto.
     1.6 “Jive Software Web Site” means a site or sites on the Internet, including without limitation the World Wide Web, established and operated by Jive Software, located at http://www.jivesoftware.com.
     1.7 “Product” means a copy of the Software, Documentation, End User License Agreement and Reseller Materials, if any, packaged in computer-readable form together with a License File (as defined in Section 1.4) for electronic distribution to End Users in accordance with this Agreement. Products may include Jive Forums, Jive Knowledge Base and Jive Live Assistant.
     1.8 “Reseller Materials” means computer-readable materials provided by Reseller for inclusion in an electronic package containing the Software, Documentation and End User License Agreement, which materials have been approved in advance, in writing, by Jive Software.
1.9	“Software” means the executable object code and limited source code files for a Jive Software program identified above, including all subsequent versions, modifications, corrections and enhancements thereof provided to Reseller pursuant to this Agreement. All

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Software provided to Reseller requires a License File as described in Section 1.4 hereof for use of the Software.
1.10	“Reseller Value-Added” means any Reseller products, services, or customizations developed by Reseller that are added to the Jive Software.
     1.10 “Territory” means all countries in the world except (i) countries to which export or re-export of any Product or the direct products of any Product is prohibited by United States law, and (ii) countries that Jive Software may hereafter exclude by written notice to Reseller.
2. Grant of Rights.
     2.1 License. Jive Software hereby grants to Reseller, and Reseller hereby accepts from Jive Software, a nonexclusive, nontransferable license, subject to the terms and conditions of this Agreement, to sublicense the Product directly to End Users worldwide. Reseller may not appoint sub-distributors or resellers.
     2.2 Title to Software, Documentation and License Files.
2.2.1	Title to, and ownership of, the Software, Documentation and License Files, including all patents, copyrights, trade secrets and proprietary rights applicable thereto, are and shall at all times remain solely and exclusively with Jive Software. Reseller, including Reseller’s owners, officers, directors, employees, agents and affiliates, shall not take any action inconsistent with such title and ownership. Nothing herein shall be construed as restricting Jive Software’s right to modify the Software, Documentation, or License Files, or to sell, lease, license, publish or otherwise distribute the Software, Documentation, or License Files, in whole or in part, to any other person or to enter into other distribution arrangements for the Products or components thereof.

2.2.2	Title to, and ownership of, the Reseller Value Added, including all patents, copyrights, trade secrets and proprietary rights applicable thereto, are and shall at all times remain solely and exclusively with the Reseller. Jive Software, including Jive Software’s owners, officers, directors, employees, agents and affiliates, shall not take any action inconsistent with such title and ownership. Nothing herein shall be construed as restricting Reseller’s right to modify or make for sale the Reseller’s Value Added,
     2.3 Prohibited Activities. Reseller agrees and acknowledges that it shall not, without the prior written consent of Jive Software, distribute the Software, Documentation, License Files or any portion thereof, or permit such distribution, to any third party for the purpose of resale, redistribution, or disclosure to any other person or entity. Reseller further agrees that it shall not, without the prior written consent of Jive Software: (a) modify the Software, Documentation, or License Files, or End User License Agreement or any portion thereof, except as needed to allow End Users to implement or customize the Software; (b) disassemble, decompile or otherwise reverse engineer the Software; (c) disclose or permit the disclosure of any License File to third parties other than End Users; or (d) take any action contrary to Jive Software’s EULA.

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     2.4 Purchase Forecasts. Reseller will submit to Jive Software, concurrently with the execution of this Agreement an implementation plan (“Purchase Forecast”) satisfactory to Jive Software outlining Reseller’s strategy for promoting and distributing the Software during the Term.
     2.5 End User Information. Reseller and Jive Sofware agrees that all information collected by Reseller, except as to data on Company name, contact name and page view count during the Term of this Agreement and pursuant to transactions with third-parties completed under this Agreement is the sole property of Reseller. Each party shall treat and hold all information collected in relation to this Agreement as it holds its own information, and shall, as necessary, transmit such information to the other party via a method and frequency to be mutually agreed upon by both parties.
3. Prices, Discounts and Payment
     3.1 List Prices. Jive Software’s current list price schedule for the Products is available on            www.jivesoftware.com            or may be obtained by emailing sales@jivesoftware.com. Jive Software shall also provide Reseller with a price list on the effective date and on each renewal date. Jive Software may change the list prices of any Products at any time, and such increase shall become effective immediately. Jive Software shall provide Reseller prices and discounts on at least as good terms and conditions as Jive Software’s other customers or resellers.
     3.2 Purchase Price. Reseller will pay for the Products according to Jive Software’s price schedule minus the reseller discounts set forth in Schedule A (“Reseller Price”). No change of the list price shall apply to orders for the Products accepted by Reseller which are to be delivered within [***] days of the date of notice of a price change. Jive Software also reserves the right to change the definition of the Product.
     3.3 Orders. Reseller shall pay Jive Software the Reseller Price for License Files which Jive Software delivers pursuant to Reseller’s purchase orders (each such order, a “Purchase Order”). All Purchase Orders shall be provided via email to sales@jivesoftware.com, or if placed orally, shall be confirmed electronically by Reseller within [***] business days after such oral order. Each Purchase Order shall specify the information set forth in Exhibit C (“Customer Purchase Information”). Jive Software will show acceptance of the Purchase Order by providing a License File via email to Reseller. Full payment to Jive Software of all fees shall be due on [***] terms after such Purchase Order is accepted by Jive Software. The terms of this Agreement shall apply to all orders submitted to Jive Software and supersede any different or additional terms on Reseller’s Purchase Orders. All Purchase Orders are subject to acceptance by Jive Software. Jive Software shall not be liable to Reseller or any third party for any delay, error, or failure in fulfilling orders. All Purchase Orders shall be considered complete and irrevocably accepted as of Reseller’s receipt of all License Files from Jive Software.
     3.4 Taxes. Except for taxes based on Jive Software’s net income, Reseller shall pay, or require its End User customers to pay, all federal, state, local or other governmental taxes, fees or duties imposed, levied, or based upon the licensing, sale, use, possession or export of Products, including without limitation any such taxes, fees or duties imposed by other countries based on international marketing and distribution of the Products.
     3.5 Books and Records. During the term of this Agreement and for a period of [***] years after its termination for any reason, Reseller agrees to keep and maintain clear and accurate books and records relating to the distribution of Products to End Users. Such books and records shall be available at Reseller’s

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place of business for inspection by Jive Software or its representative, for the purpose of determining whether Reseller has complied with the terms of this Agreement. Jive Software shall have the right (upon [***] business days prior notice) to have an independent auditor selected by Jive Software audit the books of Reseller to determine whether all amounts due have been paid. Jive Software shall pay the cost of such investigation, except in the event that such auditor finds that royalties due for a period investigated have been underpaid by at least [***] or more, in which case the entire cost of the investigation shall be borne by Reseller. Reseller shall immediately pay to Jive Software any amounts discovered to be owed as a result of the investigation, plus interest at the rate of [***] per month, calculated monthly for each month the amount due was outstanding.
     3.6 Existing Licenses. [***]
4. Reseller Obligations. Reseller agrees to promote and distribute the Products in accordance with the Reseller’s business plan and Purchase Forecast. In connection with such marketing efforts, Reseller shall obtain Jive Software’s prior written approval of any Reseller Materials and promotional or advertising materials for the Product that include Jive Software’s name or the Product name. Reseller will require End Users to sign or execute a license agreement prior to use of the Product, with terms and provisions that are at least as protective of Jive Software as the terms and conditions set forth in Jive Software’s EULA, a copy of which is attached as Exhibit D.
5. Distribution by Reseller. Upon receipt of a qualified Purchase Order, Jive Software will make the appropriate Product and/or License File available for download from an online account for Reseller on Jive Software’s website.
6. Support and Maintenance Services. During the term of this agreement, for each license purchased by Reseller on behalf of an End User, Reseller shall also purchase Jive Software’s Maintenance and Support Services (“Maintenance and Support Services”) for the duration of the usage of the Software by the End User. In return for the Maintenance and Support Services fees, Jive Software will provide second-line technical support to Reseller for the Software, as well as access to all available major and minor upgrades, updates and patches during the Term of this Agreement. If End User chooses to discontinue its relationship with Reseller, or if Reseller becomes insolvent or bankrupt as set forth in Section 11.2 and unable to provide such services in a reasonable manner, Jive Software will have the option of contacting the End User directly regarding a continuation of Support and Maintenance Services. Except as defined herein this paragraph 6 or otherwise mutually agreed upon by both parties, Jive shall not interfere with Reseller’s support of Reseller’s client.
7. Disclaimer of Warranty. THE PRODUCTS AND ALL COMPONENTS THEREOF ARE PROVIDED “AS IS, WITH ALL FAULTS”. JIVE SOFTWARE SPECIFICALLY DISCLAIMS ALL WARRANTIES, EXPRESS AND IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NONINFRINGEMENT, AND RESELLER HEREBY WAIVES ALL SUCH WARRANTIES.
8. Confidentiality. In connection with this agreement each party may have access to confidential and proprietary information of the other (“Confidential Information”). Confidential Information means information either marked as confidential or information reasonably known or understood by the receiving party as being treated by the disclosing party as confidential. Each party agrees to keep the other party’s Confidential Information confidential, not to use such information except as authorized by the disclosing

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party, and to accord to such information the same safeguards and protections which it accords to its own confidential business information. Confidential Information shall not include information: (i) that is now or becomes generally available to the public through no fault or breach of the receiving party; (ii) that the receiving party can document was already known to it prior to disclosure by the disclosing party; (iii) that is independently developed by the receiving party without use of any of the other party’s Confidential Information; and (iv) that the receiving party rightfully obtains from a third party who has the right to transfer or disclose it. If the receiving party is subpoenaed or ordered by any court or governmental agency to disclose the other party’s Confidential Information, it will provide prompt written notice to the other party so as to allow such party to seek a protective order or confidential treatment for such information.
9. Indemnification.
     9.1 By Jive Software. Jive Software will defend any action brought by Customers or other third parties against Reseller based on claims, losses, demands, causes of action and judgments (including attorneys’ fees and costs) (collectively “Claim(s)”) that the Software (a) infringes any U.S. copyright or U.S. trademark or violates any trade secret under the laws of the U.S or (b) causes a physical injury to any End User, or that Jive Software has breached a warranty to Customer in Jive Software’s EULA. Jive Software will pay any settlement or final award against Reseller, up to the limits specified in Section 10 below, based on such claims unless it is found that the infringement or injury arises from Reseller’s marketing and sales activities or any breach of this Agreement by Reseller. In such a case, Reseller shall pay any settlement or final award against it and shall reimburse Jive Software for all defense expenses.
     9.2 By Reseller. Except as set forth in Section 9.1 above, Reseller will indemnify, hold harmless and defend Jive Software and its agents, employees, resellers, affiliates, parents and subsidiaries from and against any and all Claims based on Reseller’s sales activities or any breach of this Agreement or its obligations hereunder and to reimburse Jive Software on demand for any loses, costs, of expenses it incurs as a result of any Claims.
     9.3 Procedure. The party seeking indemnity will give the indemnifying party prompt notice of any Claim and provide reasonable assistance to the indemnifying party in the defense of the Claim. Jive Software may choose, in its sole discretion, to assume control over any litigation or settlement for any Claim involving the Service. Further, Reseller will not discontinue or settle any claim in a manner that does not unconditionally release Jive Software without Jive Software’s prior written consent.
     9.4 Limitation. This section states Reseller’s sole and exclusive remedy, and Jive Software’s sole and exclusive liability, for any intellectual property infringement.
10. Limitation of Liability. THE TOTAL LIABILITY OF EACH PARTY FOR ALL DAMAGES, INJURIES AND LIABILITY INCURRED BY IT DURING THE TERM OF THIS AGREEMENT SHALL BE LIMITED TO AN AMOUNT NOT TO EXCEED THE AGGREGATE AMOUNT OF FEES AND PAYMENTS RECEIVED BY JIVE SOFTWARE FROM RESELLER HEREUNDER; PROVIDED, THAT, SUBJECT TO THE TOTAL AGGREGATE LIABILITY LIMIT, THE AMOUNTS OWED FOR ANY SINGLE CLAIM SHALL NOT EXCEED THE GREATER OF THE AMOUNTS PAID TO JIVE SOFTWARE BY RESELLER UNDER THIS AGREEMENT IN THE TWELVE MONTHS PRECEDING THE EVENT WHICH GAVE RISE TO THE CLAIM.

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11. Term and Termination
     11.1 Term. This Agreement will continue in effect for [***] years from the Effective Date of this Agreement (the “Initial Term”). This Agreement shall renew automatically upon expiration of the Initial Term or any Renewal Term for renewal terms of [***] year (each, a “Renewal Term,” and together with the Initial Term, the “Term”).
     11.2 Termination for Cause. This Agreement may be terminated by either party for cause immediately by written notice upon the occurrence of any of the following events:
(i)	If the other party ceases to do business, or otherwise terminates its business operations;

(ii)	If the other party becomes insolvent or seeks protection under any bankruptcy receivership trust deed, creditor’s arrangement composition or comparable proceeding, or if any such proceeding is instituted against the other and not dismissed within [***] days; or

(iii)	If either party breaches any material provision of this Agreement (including, without limitation, failure to pay any fees or other charges when due) and fails to fully cure such breach within [***] days of written notice describing the breach.
     11.3 Termination by Jive Software. Without limitation of Sections 11.2 and 11.3, Jive Software may terminate this Agreement immediately if Reseller breaches its confidentiality obligations hereunder, or if Reseller fails to promptly secure or renew any license registration, permit, authorization or approval for the conduct of its business in the manner contemplated by this Agreement or if any such license, registration, permit, authorization or approval is revoked or suspended and not reinstated within [***] days.
     11.4 Effect of Termination. Upon termination of this Agreement for any reason, Reseller will (i) immediately cease distribution of the Products, except for Products already purchased by Reseller prior to said termination; (ii) remit all fees due to Jive Software within [***] days of such termination; and (iii) destroy any of Jive Software’s Confidential Information in the possession or under the control of Reseller In the event reseller ceases to provide support services for any reason, Jive Software has the right to contact End Users directly to provide support and maintenance services to End Users.
     11.5 Duties of Reseller upon Termination. Upon termination of this Agreement for any reason whatsoever, Reseller shall be obligated to:
          (a) Cease from acting as a reseller of Jive Software and abstain from making further sublicenses of Product, except for Product already purchased by Reseller, without the further written approval of Jive Software.
          (b) Cooperate with Jive Software in completing all outstanding obligations to Customers, including the fulfillment, at Reseller’s expense, of each warranty term and condition; provided, to any and/or all Customers previously sublicensed by Reseller and still a legal obligation to the Customer.
          (c) Except for Products already purchased by Reseller, cease making use of any web site references, sign, printed material, trademarks or trade name identified with Jive Software without the express

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written consent of Jive Software, and refrain from holding itself out as having been formerly connected in any way with Jive Software, and destroy or dispose of such material at Jive Software’s discretion and under independent inspection as Jive Software may direct.
          (d) Not dispose of or transfer any Product obtained or licensed from Jive Software except to Jive Software or to a company appointed by Jive Software, or under conditions required by Jive Software.
          (e) Deliver to Jive Software all information not previously delivered that was required to be maintained under Section 3.5 above.
     11.6 Effect on End Users. Termination by either party will not affect the rights of any End User under the terms of the End User License Agreement.
12. General Provisions
     12.1 Assignment. This Agreement may not be assigned by Reseller or by operation of law, and Reseller may not subcontract or assign any of its rights, duties, or obligations hereunder, to any other person, persons, firms, or corporations without the express written approval of Jive Software. Reseller may not assume this Agreement as part of any bankruptcy or reorganization without the express written consent of Jive Software.
     12.2 Notices. Any notice required or permitted to be sent hereunder shall be in writing and shall be sent in a manner requiring a signed receipt such as authenticated facsimile transmission, overnight courier delivery, or if mailed, then mailed by registered or certified mail, return receipt requested. Notices shall be sent to the persons who signed the Agreement, unless a party changes its address by notice given pursuant to this Section 12.2.
     12.3 Governing Law. The laws of the State of California shall govern this Agreement. All disputes arising out of this Agreement shall be submitted to binding confidential arbitration conducted under the Commercial Law Rules of the American Arbitration Association (the “AAA”). The venue of the arbitration shall be in San Jose, California.
     12.4 Relationship of the Parties. Each party is acting as an independent contractor and not as an agent, partner, or joint venture with the other party for any purpose. Except as provided in this Agreement, neither party shall have the right, power, or authority to act or to create any obligation, express or implied, on behalf of the other.
     12.5 Survival. The following provisions shall survive the termination of the Agreement by either party for any reason: Sections 1, 2.2, 2.5, 3.3, 3.4, 3.5, 7, 8, 9, 10, 11.5, and this Section 12.
     12.6 Headings. The titles and headings of the various sections and paragraphs in this Agreement are intended solely for convenience of reference and are not intended for any other purpose whatsoever, or to explain, modify or place any construction upon or on any of the provisions of this Agreement.

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     12.7 Amendments. No provisions in any business forms employed by either party (including without limitation any Purchase Orders executed hereunder) will supersede the terms and conditions of this Agreement, and no supplement, modification, or amendment of this Agreement shall be binding, unless executed in writing by a duly authorized representative of each party to this Agreement.
     12.8 Entire Agreement. The parties have read this Agreement and agree to be bound by its terms, and further agree that it constitutes the complete and entire agreement of the parties and supersedes all previous communications, oral or written, and all other communications between them relating to the license and to the subject matter hereof. No representations or statements of any kind made by either party, which are not expressly stated herein, shall be binding on such party.
     12.9 Partial Invalidity. Should any term or clause of this Agreement be held to be void, invalid or inoperative, the remaining provisions of this Agreement shall not be affected and shall continue in full force and effect. The court shall have the authority to reform any term or clause so held void, invalid or inoperative to implement the intent of the parties manifested in this Agreement to the greatest extent possible.
     12.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which, when so executed, will be deemed to be an original copy hereof, and all such counterparts together shall constitute but one single agreement; provided, however, this Agreement will be of no force or effect until executed by both parties. Each party may deliver a counterpart signature page by facsimile transmission.
[Signatures on following page.]

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     IN WITNESS WHEREOF, intending to be legally bound hereby, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the day and year first above.

JIVE SOFTWARE:	RESELLER:

Signature	Signature

Printed Name/Title	Printed Name/Title

Date	Date

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Schedule A
Fees
1.	Discount Schedule. Reseller will pay fees to Jive Software based on the value of End User licenses obtained by Reseller (“License Fees”) according to the following discount schedule in Table A-1. The discount percentages are based on the aggregate fees received by Jive Software for the licensing, support and maintenance of the Software. including [***] (all together, the “Jive Software Related Revenue”), which shall be based on list prices as set forth in Section 3, and which shall be reset at the end of each calendar year of the Agreement. License Fees are owed to Jive Software (“Jive Software Fees”) by Reseller upon Reseller’s distribution of a License File to an End User, regardless of whether End User pays Reseller or not. Reseller is entirely responsible for its own collections.

Jive Software Related Revenue	Discount Percentage
Up to $[***]	[***]%
From $[***] to $[***]	[***]%
From $[***] to $[***]	[***]%
Above $[***]	[***]%
Table A-1
By way of example, if Reseller receives $[***] in annual Jive Software Related Revenue in 2006, the payments to Jive Software will be a total of $[***] (which amount equals $[***] [[***]% of the first $[***]], plus $[***] [[***]% of the next $[***]], plus $[***] [[***]% of the remaining $[***]]). If Reseller opts for the Two-year Payment Model (defined below), discounts will only apply to those fees (prior to discount) that Reseller pays in that calendar year.

2.	Maintenance and Support Services. In exchange for the Maintenance and Support Services, Reseller shall pay to Jive Software [***]% of total License Fees, minus the applicable discount as defined in section 1 for one year from the purchase date (pro rated, if purchased during year). Thereafter, Reseller must pay Jive Software for End User Maintenance and Support Fees upon each anniversary date. Maintenance and Support Services fees may be subject to an annual inflator equal to the greater of the CPI or [***] percent ([***]%).

By way of example for the first year payments, if total license fees owed by End Users (based on list price) during the first calendar year are $[***], Maintenance and Support Services fees would equal [***]% of $[***], or $[***]. Assuming Reseller was in the [***]% discount tier, Reseller would pay to Jive Software $[***] for License Fees and $[***] for Maintenance and Support Services.

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3.	Two-Year Payment Model. Reseller shall have the option of a Two-year Payment Model (“Two-year Payment Model”), whereby Reseller shall pay to Jive Software [***]% of the total license fees and first two years of Maintenance and Support Services fees owed by End Users (based on list price) per month for [***] months, minus the associated discount.

Assuming the example above, Reseller shall pay the following to Jive Software:
a.	Total license fees = $[***]

b.	Two years Maintenance and Support = $[***]

c.	Jive Software Related Revenue for two years = $[***]

d.	Monthly payment before discount = $[***]

e.	Monthly payment after [***]% discount = $[***]

f.	Quarterly payment after [***]% discount = $[***]
The numbers above assume the first [***] months of the license. Thereafter Reseller shall pay the applicable annual Maintenance and Support Services fees on an annual basis. If End User chooses to discontinue its relationship with Reseller, Reseller shall remit all fees due to Jive Software, and Jive Software will have the option of contacting the End User directly regarding a continuation of services.

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EXHIBIT B
JIVE SOFTWARE MARKS
CoolServletsSM
CoolServlets.comSM
Jive Software®
Jive Software.comSM
JIVE FORUMS®
JIVE MESSENGER®
JIVE KNOWLEDGE BASE®
JIVE LIVE ASSISTANT®
JIVE GROUP CHAT™

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EXHIBIT C
CUSTOMER PURCHASE INFORMATION
Each Purchase Order shall contain a complete list of information for End Users that are purchasing the Product.
Customer Record Content (Information Recorded and Maintained by Reseller)
Company name
Street address including suite or mail stop
City, state, zip code
Phone number (including area code)
Fax number (including area code)
Contact Name
E-mail Address
Product Purchased
Date the products were sold (or services commenced)
Customer Web Site Address

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EXHIBIT D
Comment: Note numbering is off.
JIVE SOFTWARE END USER LICENSE AGREEMENT
1. LICENSE GRANT
     14.9 Jive Software hereby grants to Licensee a limited, revocable, worldwide, non-exclusive, personal and non-transferable license to use the Licensed Products listed on the product invoice (“Invoice”) made available to Licensee via the world wide web after Licensee has submitted an order for such Licensed Products solely for their designated Implementations listed on the Invoice for the license duration for such Licensed Products as listed on such Invoice and subject to the restrictions listed in Section 1.2 below, in the form of executable code and scripts, and certain source code as provided in Section 3 below, and any minor upgrades thereto, but not including the next major version of the Licensed Products. If Licensee has paid the Maintenance and Support Fees set forth on the Invoice, licensee shall also be licensed to use major version releases and other releases of the Licensed Products issued during the term of the Maintenance and Support Services.
     14.10 Licensee agrees that its licensed use is restricted and Licensee shall not undertake the following activities without the express written consent of Jive Software:
          14.10.1 Supply any passwords to any other party except for the explicit purposes of installing the Licensed Products on Licensee’s computer.
          14.10.2 Make or use additional copies of any installation program or the Licensed Products, except in accordance with Section 1.3 below.
          14.10.3 Except for Licenses designated as Hosted Licenses owned by Reseller; lend, rent, sell or grant sublicenses, leases or other rights in the Licensed Products, any installation program, or accompanying documentation to third parties, including but not limited to such use as an application service provider, service bureau, or rental source, whether on a server or equipment owned or leased for operation by Licensee or otherwise. For Hosted Licenses, Resellers shall restrict in it’s sublicense to any third party that the third party shall not lend, rent, sell or grant sublicenses, leases or other rights in the Licensed Products, any installation program, or accompanying documentation to third parties, including but not limited to such use as an application service provider, service bureau, or rental source, whether on a server or equipment owned or leased for operation by Licensee or otherwise.
          14.10.4 Reverse engineer, disassemble or decompile the Licensed Products, any password, or otherwise make any attempt to derive that Protected Source Code (defined below) to the Licensed Products not provided as part of the deliverables hereunder.
          14.10.5 Modify the code, algorithms or scripts embedded in the Licensed Products, except within the scope of the customization rights applicable to the licensed source code; provided, however, that the Licensed Products may be modified only at Licensee’s own risk and discretion and Jive Software cannot assure Licensee that any of Licensee’s custom modifications will be error free or accomplish Licensee’s objectives.

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          14.10.6 Use the Licensed Products and documentation in any manner except as provided for above or by the written permission of Jive Software.
     14.11 The Licensed Products and any copies thereof are owned by Jive Software and are protected by United States copyright laws and international treaty provisions. Therefore, Licensee must treat the Licensed Products like any other copyrighted material and not reproduce, distribute, prepare derivative works from, perform, or display the Licensed Products, or any portion thereof, except as specifically authorized in this Agreement. Licensee may make up to two archival copies of the Licensed Products solely for backup purposes as permitted by 17 U.S.C. § 117, and as many copies of the Licensed Products as necessary to host the single designated Implementation as provided on the Invoice, and as many copies are needed for internal development and testing purposes.
1.4 The Licensed Products are comprised of, among other things, Protected Source Code (“Protected Source Code”), which means the source materials that are protected against access by Jive Software’s use of license protection mechanisms, and the non-accessible, third-party embedded software; and Published Source Code (“Published Source Code”), which means the freely accessible portions of the Licensed Product source code, and which excludes the Protected Source Code.
TRADEMARKS AND MARKINGS ON THE SOFTWARE
This Agreement does not grant Licensee any right, title, interest, or license in or to any of Jive Software’ names, logos, trade dress, designs, or other trademarks. Licensee may not remove or obscure any identifying notices that Jive Software has placed on the Licensed Products. Reseller agrees to give credit to Jive Software on any use of the Licensed Products, when authorized by the Reseller’s customer, by visibly including the following on all user interfaces: “Powered by Jive Software”, which must include a hyperlink to: http://www.jivesoftware.com/poweredby.
SOURCE CODE
Subject to the terms and conditions contained herein, Jive Software hereby grants to Licensee a limited, personal and nontransferable, nonexclusive, non-sublicensable, revocable, worldwide license to modify the Published Source Code to develop bug fixes, customizations, or additional features, solely for the purpose of using the Licensed Products as defined herein, and during the Term of this Agreement. In addition, the Licensed Products includes license protection mechanisms that are designed to manage and protect the intellectual property rights of Jive Software. Licensee cannot modify or alter those features to try to defeat the Licensed Products use rules that the license protection mechanisms are designed to enforce. The source code of the Licensed Products must be destroyed upon the termination of this Agreement, which means all Licensed Products and source code related thereto must be completely erased from all servers, back-ups thereto, and any other memory modules on which it has been loaded and/or used so that it may no longer be accessible whatsoever to Licensee and any other third parties.
PUBLICITY RIGHTS
During the Term of this Agreement, Reseller hereby agrees that Jive Software may list Reseller as a customer and any sublicencee where Reseller obtains written authorization from sublicense for such listing; who uses the Licensed Products on the Jive Software website and in other materials promoting the Licensed Products, unless a separate agreement is signed with Jive Software withdrawing Jive Software’s publicity rights. Jive Software will remove Reseller’s name and sublicencee’s name from any such list within thirty

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(30) days of receipt of Resellers’s reasonable written request to do so, or upon notification that Licensee has discontinued Licensee’s use of the Licensed Products.
PROPRIETARY RIGHTS
Jive Software will retain all right, title and interest in and to the Licensed Products, all copies thereof, and Jive Software’s website(s), software, and other intellectual property, including, but not limited to, ownership of all copyrights, look and feel, trademark rights, design rights, trade secret rights and any and all other intellectual property and other proprietary rights therein. Licensee will not directly or indirectly obtain or attempt to obtain at any time, any right, title or interest by registration or otherwise in or to the trademarks, service marks, copyrights, trade names, symbols, logos or designations or other intellectual property rights owned or used by Jive Software. All technical manuals or other information provided by Jive Software to Licensee shall be the sole property of Jive Software.
REPRESENTATIONS, WARRANTIES AND COVENANTS. EACH OF THE PARTIES REPRESENTS AND WARRANTS THAT:
     14.12 on the date hereof that it: (i) has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and (ii) all action on the part of each party necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of that party hereunder have been taken or will be taken prior to the signing of this Agreement; and
     14.13 each party acknowledges that the goodwill associated with trademarks of the other party belongs exclusively to that other party, that its use of trademarks inures to that other party’s benefit and that the party using the other’s trademarks shall not acquire any rights in those trademarks. Neither party shall, during the Term hereof or thereafter, assert rights in the other’s trademarks inconsistent with the terms of this Agreement or challenge the rights of the other party in and to that other party’s trademarks.
     14.14 To each party’s knowledge, the use by the other party of the intellectual property of the non-using party’s intellectual property licensed under this Agreement in accordance with the terms of this Agreement does not violate or infringe the intellectual property rights of any third party.
Licensee covenants and agrees that it will not license any third party to reproduce, display, or otherwise use the Licensed Products except (i) in connection with Licensee’s designated Implementations, or (ii) pursuant to the license granted hereunder. Licensee warrants and represents that Licensee’s actions with regard to the Licensed Products, including any and all media Licensee loads onto or loads the Licensed Products on, and/or views or otherwise plays through the Licensed Products, will be in compliance with all applicable laws.
INDEMNIFICATION
Each party will indemnify, defend, and hold the other harmless from and against any and all liabilities, damages, losses, claims, costs, and expenses (including attorneys’ fees) arising out of or resulting from (i) the failure of that party or any third party contractor hired by or supervised by that party to observe the use restrictions set forth herein; (ii) any claim alleging that the party violated the legal rights of another person; or (iii) any misrepresentation, breach of any representation or warranty, or nonperformance of any obligations imposed on it by this Agreement. In the event of any third party action, suit, proceeding or investigation for which indemnification is sought (the “Proceeding”), the other party shall promptly notify

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the indemnifying party, provided that any failure to so notify the indemnifying party will not relieve the indemnifying party from any liability or obligation which it may have to any indemnified person except to the extent of any material prejudice to the indemnifying party resulting from such failure. If any such Proceeding is brought against an indemnified person, the indemnifying party will be entitled to assume and control the defense thereof. Each indemnified person will be obligated to cooperate reasonably with the indemnifying party, at the expense of the indemnifying party, in connection with such defense and the compromise or settlement of any such Proceeding. The foregoing indemnification shall not apply to the extent that any action by the indemnified party gives rise to or otherwise enhances any such claim.
DISCLAIMER OF WARRANTY AND LIMITATION ON LIABILITY
JIVE SOFTWARE DOES NOT GUARANTEE OR WARRANT THE ACCURACY, CURRENTNESS, COMPLETENESS, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE LICENSED PRODUCTS, THE MEDIA ON WHICH THE LICENSED PRODUCTS ARE PROVIDED, OR THE PREMIUM MAINTENANCE AND SUPPORT SERVICES (HEREINAFTER DEFINED) AND JIVE SOFTWARE SHALL NOT BE LIABLE TO LICENSEE FOR ANY LOSS OR INJURY ARISING OUT OF OR CAUSED IN WHOLE OR IN PART BY JIVE SOFTWARE’S ACTS OR OMISSIONS. THE LICENSED PRODUCTS, THE DOWNLOAD AND THE PREMIUM MAINTENANCE AND SUPPORT SERVICES ARE PROVIDED “AS IS” AND WITHOUT WARRANTIES OF ANY KIND EITHER EXPRESSED OR IMPLIED TO THE FULLEST EXTENT PERMISSIBLE PURSUANT TO APPLICABLE LAW. JIVE SOFTWARE DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN THE LICENSED PRODUCTS OR THE PREMIUM MAINTENANCE AND SUPPORT SERVICES, OR THE MEDIA ON WHICH THE LICENSED PRODUCTS ARE PROVIDED WILL BE UNINTERRUPTED OR ERROR-FREE, THAT DEFECTS WILL BE CORRECTED, OR THAT ANY OF THE LICENSED PRODUCTS OR THE SERVERS THAT MAKE THE LICENSED PRODUCTS AVAILABLE ARE FREE OF VIRUSES OR OTHER HARMFUL COMPONENTS. IN NO EVENT SHALL JIVE SOFTWARE BE LIABLE TO LICENSEE OR TO ANY THIRD PARTY FOR ANY INDIRECT, INCIDENTAL, PUNITIVE, CONSEQUENTIAL OR SPECIAL DAMAGES (INCLUDING BUT NOT LIMITED TO DAMAGES TO BUSINESS REPUTATION, LOST BUSINESS OR LOST PROFITS), WHETHER FORESEEABLE OR NOT AND HOWEVER CAUSED, EVEN IF JIVE SOFTWARE IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL THE TOTAL LIABILITY OF JIVE SOFTWARE TO LICENSEE OR ANY THIRD PARTY EXCEED THE FEES PAID BY LICENSEE HEREUNDER.
CONFIDENTIALITY
The Licensed Products and all information derived, directly or indirectly, from its use, including, but not limited to the results of any tests conducted on the Licensed Products, are “Confidential Information.” Licensee shall keep in confidence and trust and not disclose or disseminate, or permit any employee, agent or other party working under Licensee’s direction to disclose or disseminate, the existence, source, content or substance of any Confidential Information to any other party. The commitments in this Agreement will not impose any obligations on Licensee with respect to any portion of the received information which, as evidenced by independent documentation: (i) is now generally known or available or which hereafter, through no act or failure to act on Licensee’s part, becomes generally known or available; (ii) is rightfully known to Licensee at the time of receiving such information; (iii) is furnished to Licensee by a third party without restriction on disclosure and without a breach by such third party of any confidentiality undertaking with respect thereto; (iv) is independently developed by Licensee without the use of Confidential Information; or (v) is required to be disclosed by operation of law or by an instrumentality of the

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government. Licensee acknowledges that monetary damages may not be a sufficient remedy for unauthorized disclosure or use of Confidential Information and that Jive Software may seek, without waiving any other rights or remedies, such injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction.
15 MAINTENANCE AND SUPPORT SERVICES AND FEE(S)
     Upon payment by Licensee to Jive Software of Maintenance and Support Services fees for each application licensed hereunder as such fees are set forth on the Invoice, Jive Software will begin providing either the Standard Maintenance and Support Services (the “Standard Maintenance and Support Services”) or the Premium Maintenance and Support Services (the “Premium Maintenance and Support Services”), both of which shall provide Licensee with all available major and minor upgrades, updates and patches during the Term of this Agreement. Details of these plans are available from Licensee’s online store account at www.jivesoftware.com. Jive Software reserves the right to periodically change the terms of the Maintenance and Support Services.
11. TERM AND TERMINATION
11.1 The “Term” of this Agreement shall continue until Licensee discontinues Licensee’s use of all Licensed Products or the Agreement terminates or is terminated as set forth below. Upon any such termination, without prejudice to any other rights or remedies which the parties may have (i) Licensee will delete and destroy all instances of the Licensed Products immediately, and (ii) if Jive Software is not the defaulting party, Licensee shall pay to Jive Software the full amount of any outstanding fees due hereunder.
11.2 Either party may terminate this Agreement [***] days after giving written notice to the other party if: (i) the other party knowingly makes any misrepresentation to a consumer or a prospective consumer; or (ii) the other party materially breaches any term of this Agreement and fails to cure such breach within the [***] days after receipt of written notification of such breach.
12. PAYMENT AND DELIVERY
     12.1 Licensee shall pay to Jive Software all “Fees” consisting of “License Fees” for the Licensed Products and related Maintenance and Support Fees. Maintenance and Support Fees are good for [***] (pro rated, if purchased during year) for application for which Maintenance and Support Services Fee has been paid as of the date of the Invoice and/or any anniversaries of such date, and then annual payment of Maintenance and Support Services Fee required for renewal thereafter, unless Licensee has paid in advance for future years.
     12.2 Licensee agrees to pay all Jive Software invoices within [***] days of their issuance in currently available funds payable at either the address set forth on the Invoice or such other address as Jive Software may specify in writing. All fees due to Jive Software under the License Agreement are payable in the currency of the United States. Fees exclude all applicable sales, use and other taxes, and Licensee will be responsible for payment of all such taxes (other than taxes based on Jive Software’s income), arising from the payment of the License Fees or the access to or license of the Licensed Product and Maintenance and Support Services to Licensee. Any amounts due under the License Agreement which are not paid within [***] days of their due date shall be subject to a late payment charge of [***]% and shall thereafter bear interest at a rate of [***]% per annum until paid.

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12.3 Upon payment of the related fees or acceptance of a qualified purchase order, and acceptance of the terms of the Agreement, Licensee will obtain copies of the Licensed Products by downloading them from a password protected account on Jive Software’s website.
13. MISCELLANEOUS TERMS AND CONDITIONS
The parties are independent contractors with respect to each other, and nothing in this Agreement shall be construed as creating an employer-employee relationship, a partnership, agency relationship or a joint venture between the parties. This Agreement further controls the actions of all party representatives, officers, agents, employees and associated individuals. The terms of this Agreement shall be binding on the parties, and all successors to the foregoing who take their rights hereunder. Jive Software may assign this Agreement or any rights and/or obligations hereunder without Licensee’s prior written approval. Licensee may not, however, assign Licensee’s rights and obligations under this Agreement without the written approval of Jive Software. All modifications to this Agreement must be in writing, signed by the parties hereto, except for the New Product Notice procedure set forth herein shall bind the parties, regardless of whether such communication constitutes a writing under relevant law. This Agreement shall be governed by the laws of the State of Oregon, without regard to Oregon conflict of laws rules, and be subject to the exclusive jurisdiction of the state or federal courts located in Multnomah County, Oregon. In the event that any provision of this Agreement conflicts with governing law or if any provision is held to be null, void or otherwise ineffective or invalid by a court of competent jurisdiction, (i) such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party. Sections 7, 8, 9, 12 and 13, shall survive the termination of this Agreement. This Agreement together with the Invoice constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or communications.
* * *

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Exhibit E
Grandfathered Clients
[***]

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